SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 8, 2003
                                                         (August 7, 2003)

                             ALAMOSA HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)

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          Delaware                     0-32357                   75-2890997
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(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)
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                     5225 S. Loop 289, Lubbock, Texas 79424
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               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (806) 722-1100

                                 --------------

          (Former Name or Former Address, if Changed Since Last Report)
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Item 12. Results of Operations and Financial Condition.

On August 7, 2003, Alamosa Holdings, Inc. ("ALMO") issued a press release announcing financial information for its second fiscal quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: August 7, 2003

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ---------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer
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                                 EXHIBIT INDEX

         99.1         Earnings Release dated August 7, 2003